ZB, N.A. dba CALIFORNIA BANK & TRUST (who also does
business as California Bank & Trust, a division of ZB), successor by merger to California Bank & Trust (herein called "Bank")
(Herein called "Bank")

SECOND NOTE REVISION AGREEMENT

ORIGINAL NOTE INFORMATION	AMOUNT	NOTE DATE	CURRENT MATURITY DATE
	$35,000,000.00	June 5, 2017	June 1, 2018

              This Agreement is effective as of:  May 18, 2018.
ORIGINAL OBLIGATION:
This Agreement refers to the loan evidenced by the above Second Amended and Restated Master Revolving Note dated June 5, 2017 in favor of Bank executed by OWENS REALTY MORTGAGE, INC., a Maryland corporation ("Borrower"), in the original principal amount of $35,000,000, payable in full on June 1, 2018.
CURRENT OBLIGATION:
The unpaid outstanding principal balance of said Note as of the beginning of the day on May 16, 2018 is $5,845,093.33.
REVISION:
The undersigned Borrower hereby requests Bank to revise the terms of said Note, in the following manner:  The Maturity Date of the Note is changed from "June 1, 2018" to "September 1, 2018".
              In consideration of Bank's acceptance of the revision of said Note, all as set forth above, the Borrower does hereby acknowledge and admit to such indebtedness, and further does unconditionally agree to pay such indebtedness together with interest thereon within the time and in the manner as revised in accordance with the foregoing, together with any and all attorney's fees and cost of collection.
This Agreement is a revision only, and not a novation; and except as herein provided, all of the terms and conditions of said Note and all related documents shall remain unchanged and in full force and effect.
This Modification may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument

The foregoing is accepted.

ZB, N.A. dba CALIFORNIA BANK & TRUST
(who also does business as California Bank & Trust,
a division of ZB), successor by merger to California
Bank & Trust

By: /s/ Lars Hens
 Name: Lars Hens
Title: Executive Vice President

OWENS REALTY MORTGAGE, INC., a Maryland corporation By: /s/ Bryan H. Draper Bryan H. Draper, President and Chief Executive Officer